UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2008

TITAN MACHINERY INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0001409171	45-0357838
(Commission File Number)	(IRS Employer
Identification No.)

4876 Rocking Horse Circle Fargo, ND 58104-6049
(Address of Principal Executive Offices) (Zip Code)

(701) 356-0130
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

                On May 16, 2008, Titan Machinery Inc. (the “Company”) announced that it had priced its follow-on offering of common stock at $20.00 per share.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

                On May 19, 2008, the Company announced that the underwriters had exercised their over-allotment option in full to purchase an additional 630,000 shares of the Company’s common stock. The full text of the press release is set forth in Exhibit 99.2 attached hereto and is incorporated in this Report as if fully set forth herein.

                On May 21, 2008, the Company announced that it closed its public offering of shares of its common stock at a price of $20.00 per share, pursuant to which the Company sold a total of 4,180,000 shares of common stock and selling stockholders sold 650,000 shares.  The full text of the press release is set forth in Exhibit 99.3 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 9.01               Financial Statements and Exhibits.

                                (a)           Financial statements:  None.

                                (b)           Pro forma financial information:  None.

                                (c)           Exhibits:

                                                99.1         Press release dated May 16, 2008.

                                                99.2         Press release dated May 19, 2008

                                                99.3         Press release dated May 21, 2008

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 22, 2008

TITAN MACHINERY INC.

By	/s/ Mark Kalvoda
Mark Kalvoda
Chief Accounting Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
May 22, 2008	000-1409171

TITAN MACHINERY INC.

EXHIBIT NO.	ITEM

	99.1	Press release dated May 16, 2008.

	99.2	Press release dated May 19, 2008

	99.3	Press release dated May 21, 2008